Exhibit 10.11

EXECUTION COPY

(EBRD Operation Number: 48420)

Dated November 6, 2017

Letter Agreement

among

Original Shareholders

(as defined herein)

Üründül Shareholders

(as defined herein)

ELQ Investors VIII Ltd

and

European Bank for Reconstruction and Development

and

Clouse SA in respect to its Compartment 17

as Preferred Shareholders

and

TFI TAB Gıda Yatırımları A.Ş.

as Company

This Letter Agreement is made as a deed on November 6, 2017

Among:

(1)                                 the individuals and legal entities listed in Schedule 1 (Original Shareholders) of the Shareholders’ Agreement (as defined below) (collectively, the “Original Shareholders”);

(2)                                 Ali Ömer Üründül, Duran Uğur, Mehmet Mert Üründül and Emine Aslı Üründül  (collectively, the “Üründül Shareholders”);

(the Original Shareholders and the Üründül Shareholders, collectively the “Ordinary Shareholders” and each an “Ordinary Shareholder” as defined below)

(3)                                 ELQ Investors VIII Ltd, a company incorporated in England and Wales with registered number 9182214 and whose registered office is at Peterborough Court, 133 Fleet Street, London, EC4A 2BB, United Kingdom (“ELQ”);

(4)                                 European Bank for Reconstruction and Development, an international organization formed by treaty and whose registered office is at One Exchange Square, London, EC2A 2JN, United Kingdom (“EBRD”);

(5)                                 Clouse S.A. in respect to its Compartment 17, a company incorporated in Luxembourg with registered number B 163904 and whose registered office is at 51, Avenue John F. Kennedy, L-1855, Luxembourg (“Clouse SA”);

(ELQ, EBRD and Clouse SA, each a “Preferred Shareholder” as defined below); and

(6)                                 TFI TAB Gıda Yatırımları A.Ş. a company incorporated in Turkey with registered number 331759 and whose registered office is at Dikilitaş Mahallesi, Emirhan Cad. A Blok No:109, Beşiktaş, Istanbul, Turkey (the “Company”, together with the parties listed in paragraphs (1)-(5) above, each a “Party” and together, the “Parties”)).

Whereas:

(A)                               The Original Shareholders, the Preferred Shareholders and the Company entered into a Shareholders’ Agreement on July 29, 2016 (the “Shareholders’ Agreement”) to regulate, among other things, the Preferred Shareholders’ shareholder rights and obligations as holders of 11,354,390,546 preference shares (“Preferred Class A Shares”), comprising 8.6% of the current issued share capital, of the Company.

(B)                               The Urundul Shareholders executed a Letter of Undertaking on December 8, 2016 whereby they agreed to be bound by and adhere to the terms of the Shareholders’ Agreement.

(C)                               On November 14, 2016, the Board resolved to initiate the preparatory work for an initial public offering of the Company’s shares (the “TFI IPO”), including the offering of certain shares held by the Equity Shareholders in the Company, and on August 15, 2017, pursuant to Clause 19 of the Shareholders’ Agreement, the Company has submitted the IPO Kick-Off Notice to the Preferred Shareholders.

(D)                               On September 20, 2017, the Company submitted to the U.S. Securities and Exchange Commission (“SEC”) a confidential draft preliminary registration statement on Form F-1 in order to register the TFI IPO with the SEC with a view to achieving a listing of its Ordinary Shares (directly or in the form of American depository shares) on the NASDAQ Stock Market (“NASDAQ”).

(E)                                In connection with the TFI IPO, the Preferred Class A Shares shall be converted  into Ordinary Shares (as defined below) at the applicable Conversion Ratio as provided in the Shareholders’ Agreement.

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(F)                                 The Ordinary Shareholders and the Preferred Shareholders are hereby entering into this Letter Agreement in order to supplement and where necessary amend certain provisions of the Shareholders’ Agreement in relation to the abovementioned conversion.

It is agreed:

1.                                      Interpretation

1.1                               In this Agreement:

“AGM” has the meaning given in Clause 2.1;

“Business Day” means a day (other than a Saturday or Sunday or public holiday) when commercial banks are open for ordinary banking business in London, United Kingdom, New York, New York, and the Republic of Turkey;

“Company” has the meaning given in the preamble;

“Conversion Adjustment” has the meaning given in Clause 2.1;

“Final Conversion” has the meaning given in Clause 2.1;

“Initial Conversion” has the meaning given in Clause 2.1;

“IPO Pricing Date” has the meaning given in Clause 2.1;

“New Articles” means the new articles of association of the Company in the agreed form attached hereto as Schedule 3 to be adopted prior to the TFI IPO

“Newly Issued Ordinary Share “has the meaning given in Clause 2.1

“Ordinary Share(s)” means the ordinary shares in the capital of the Company in issue from time to time;

“Ordinary Shareholder(s)” means the holders from time to time of Ordinary Shares;

“Party” has the meaning given in the preamble;

“Preferred Class A Share(s)” means a total number of 11,354,390,546 shares pre-IPO mandatory convertible preferred shares (imtiyazlı hisse) in the capital of the Company that rank senior to the Ordinary Shares and were issued to the Preferred Shareholder(s) in accordance with the Shareholders’ Agreement;

“Preferred Shareholder(s)” means the holders from time to time of Preferred Class A Shares;

“Release” has the meaning given in Clause 5.1;

“Shareholders’ Agreement” has the meaning given in the preamble;

“Share Pledge Agreement” means the share pledge agreement entered into on 4 August  2016 by and between the Original Shareholders and the Preferred Shareholders under which the Original Shareholders provided a first ranking Turkish law share pledge over 41.5% of the issued and outstanding Ordinary Shares of the Company, which are held by the Original Shareholders;

“Step Plan” means the step plan set out at Schedule 4 of this Agreement;

“Tranche 1 Shares” has the meaning given in Clause 2.1;

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“Underwriting Agreement” means the underwriting agreement to be entered into by the Company and the underwriters for the TFI IPO

1.2                               All other defined terms that are not otherwise defined in this Agreement shall have the same meaning assigned to such terms in the Shareholders’ Agreement.

2.                                      QPO Conversion

2.1                               The Parties agree that Clauses 19.2 through 19.8 of the Shareholders’ Agreement are hereby deleted and replaced in their entirety with new Clauses 19.2 to 19.8 and a new Clause 19.9 is added as follows:

19.2                   On October 27, 2017, the Board called a general meeting of shareholders (“AGM”) at which the Equity Shareholders shall vote to approve the amendment of its Articles and to adopt the New Articles and for (i) a reverse stock split  (the “Reverse Stock Split”) of the Ordinary Shares so that every 100 Ordinary Shares shall be converted into one newly issued Ordinary Share (the “Newly Issued Ordinary Share”) and (ii) the cancellation of the preferences granted to the Preferred Class A Shares as a result of which, inter alia, each one hundred Preferred Class A Shares shall be converted into one Newly Issued Ordinary Share (the “Tranche 1 Shares”); each of the Preferred Shareholders agrees to give all required consents, to take all necessary actions and to vote all Preferred Class A Shares it then owns at the AGM to cause the Company to effect the Reverse Stock Split, to remove the preferences granted to Preferred Class A Shares, to convert the Preferred Class A Shares into Newly Issued Ordinary Shares, and to adopt the New Articles, as required by this Clause 19.2.

19.3                   Promptly after the AGM and the registration of the resolutions set out in Clause 19.2 with the Trade Registrar, the conversion shall take effect and, from that point, the Preferred Shareholders shall in addition to all their rights pursuant to the Shareholders’ Agreement retain the right to receive the corresponding Newly Issued Ordinary Shares. The Company shall take such actions as are set forth under steps #14 through #19 of the Step Plan, annexed hereto as Schedule 4, to register each Preferred Shareholder as the owner of its Tranche 1 Shares and to complete the initial conversion of the Preferred Class A Shares to Newly Issued Ordinary Shares (the “Initial Conversion”).

19.4                   Promptly after registration of the AGM resolutions with the Trade Registrar, each Preferred Class A Shareholder shall, as set out in Step #16 of the Step Plan, return for exchange and cancellation its share certificates for every hundred Preferred Class A Shares it holds against one Newly Issued Ordinary Share, to be delivered to it by the Company in contemplation of the QPO.

19.5                   Once the final IPO pricing has been ascertained and is a fixed amount (“IPO Pricing Date”) as set out in the executed underwriting agreement for the TFI IPO, the Company shall calculate the Conversion Ratio, the Conversion Shares and the number of additional Newly Issued Ordinary Shares, if any (the “Top-Up Shares”), which each Preferred Shareholder is entitled to receive based on the actual QPO Price, the number of such Top-Up Shares being equal to the number of Conversion Shares which that Preferred Shareholder is entitled to pursuant to the Shareholders’ Agreement, less the number of Tranche 1 Shares allocated to that Shareholder. For purposes of the calculation, each QPO Price per Ordinary Share set out in the definition of Eligible IRR in the Shareholders’ Agreement will be multiplied by one hundred to reflect the Reverse Stock Split.

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19.6                   Korhan Kurdoğlu on behalf of the Original Shareholders and each Preferred Shareholder shall execute and deliver via e-mail a letter (a “Confirmation Letter”), a form of which is annexed hereto as Schedule 2, whereby pursuant to Clause 19.5 each Preferred Shareholder shall have agreed the number of Conversion Shares it is  entitled to receive and shall confirm that it agrees with the number of Top-Up Shares and Conversion Shares that it will receive. Schedule 1 sets forth an example calculation of the number of Top-Up Shares and Conversion Shares each Preferred Shareholder would receive based on hypothetical QPO Prices of USD 0.8719, USD 1.395 and USD 1.9182 per Ordinary Share, giving effect to the Reverse Stock Split.

19.7                   On the IPO Pricing Date, upon delivery by each Preferred Shareholder of the Confirmation Letter (but subject at all times to Clause 19.5), each Ordinary Shareholder shall sell to each Preferred Shareholder, at an aggregate consideration for all such shares sold of TL 1.00, such number of Top-Up Shares as that Preferred Shareholder is entitled to receive in accordance herewith (the “Conversion Adjustment”).

19.8                   The Company, the Board, the Preferred Shareholders and the Ordinary Shareholders shall take such actions as are required to cause the Conversion Adjustment and the associated transfers of Top-Up Shares to be completed within  such time as to allow any Top-Up Shares transferred to the Preferred Shareholders to be sold in the QPO (such sale being subject to the limits on the number of shares to be sold in the QPO, and the obligation on the Company to act as the agent of the Preferred Shareholders in connection with such sale, as set forth in Clause 20.2) prior to the commencement of trading in the Ordinary Shares (directly or in the form of American depository shares) in New York, New York the first day of trading thereof on the NASDAQ, as applicable (“Final Conversion”).

19.9                   On the first day of trading of the Company’s relevant securities at the  relevant Qualifying Exchange upon completion of a QPO in accordance with this clause 19, the Pledge shall automatically be released and shall cease to have any effect, and the Pledgees shall execute all documents, as may be necessary under the applicable law, to discharge the Pledgors from their liability thereunder, and shall deliver the Pledged Shares to the Original Shareholders by the latest 12 pm New York time on such first day of trading. The commencement of trading of the Company’s relevant securities on the relevant qualifying exchange shall satisfy the requirement of completion of a QPO.

2.2                               The parties agree that the provisions of Clause 28 shall, following completion of the QPO, be treated as follows:

(i)                                     Clause 28.1 shall no longer apply;

(ii)                                  Clause 28.2 shall continue to apply;

(iii)                               Clause 28.3 shall be deleted and replaced with the following wording: “The Company and the Original Shareholders shall notify EBRD if the Company or any Original Shareholder obtains (i) any information regarding a violation of Clause 24.1(vi) or Clause 28.12 of this Agreement or (ii) if any international financial institution has imposed any sanction on the Company for any Prohibited Practice, provided that such information regarding either (i) or (ii) above is publicly available. If EBRD notifies the Company of its concern that there has been a violation of such Clause 24.1(vi) or Clause 28.12, the Company and the Original Shareholders shall appoint an independent external expert to determine whether such a violation has occurred. The Company and the Original Shareholders shall respond promptly and in reasonable detail to any such notice from EBRD and, if requested by EBRD, shall disclose the factual  findings  and conclusions  of  the independent external expert;  provided  that

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neither the Company nor any Original Shareholder shall be required to disclose to EBRD any material information with respect to the Company that has not been previously publicly disclosed unless the EBRD shall first have given written acknowledgement that it agrees to keep such information confidential and to refrain from trading in the Company’s securities for so long as such information remains non-public.”

(iv)                              Clause 28.4 shall no longer apply;

(v)                                 The obligations and undertakings set out in Clause 28.5 shall no longer apply;

(vi)                              Clause 28.6 shall no longer apply;

(vii)                           Clause 28.7 shall continue to apply;

(viii)                        Clause 28.8 to Clause 28.11 (inclusive) shall no longer apply;

(ix)                              Clause 28.12 to Clause 28.17 (inclusive) shall continue to apply as between the Company and EBRD, and unless expressly prohibited from doing so by applicable law or regulation, the Company shall continue to be obliged to make disclosures to EBRD as contemplated by such undertakings; provided that neither the Company nor any Original Shareholder shall be required to disclose to EBRD any material information with respect to the Company that has not been previously publicly disclosed unless EBRD shall first have given written acknowledgement that it agrees to keep such information confidential and to refrain from trading in the Company’s securities for so long as such information remains non-public.”;

(x)                                 Clause 28.18 shall no longer apply;

(xi)                              Clause 28.19 shall continue to apply;

(xii)                           Clause 28.20 and Clause 28.21 shall no longer apply; and

(xiii)                        Upon completion of the QPO, the provisions of Clause 29 shall also be disapplied.

2.3                               The Parties agree that, except where expressly amended by Clauses 2.1 and 2.2 above and 3 below the Shareholders’ Agreement shall remain in full force and effect in accordance with  its terms.

3.                                      Reinstatement of the Preferred Shares

3.1                               The Parties agree that Clause 19.12 of the Shareholders’ Agreement shall be amended and restated as follows:

19.12    If at any time after the Initial Conversion:

(i)                                     the IPO Working Group decides to discontinue the TFI IPO; or

(ii)                                  the TFI IPO is not successfully completed by June 30, 2018, whichever is earlier;

the Parties shall procure as soon as practicable that actions provided under Clauses 19.1 to 19.9 (other than the Reverse Stock Split), to the extent possible, are reversed  to put the Parties in the respective positions they would have been in if such actions had never been performed, including but not limited to the exercise by all Equity Shareholders of their voting rights and any and all powers vested in them as Equity Shareholders and/or Directors of the Company and any other powers of control available to them in any capacity whatsoever:

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(i)                                    to ensure that the conversion of the Preferred Class A Shares held by all the Preferred Shareholders is unwound and that each Preferred Shareholder is issued such number of new Preferred Class A Shares equal to one-hundredth of the number of Preferred Class A Shares that were held by such Preferred Shareholder prior to the actions contemplated by this Clause 19 (QPO Conversion), reflecting the Reverse Stock Split and ensuring that following such unwind the percentage ownership interests in the Company of each of  the Preferred Shareholders are equal to their respective percentage ownership interests in the Company immediately prior to the Reverse Stock Split;

(ii)                                 to approve and effect any amendments to the Articles so as to restore the Preferred Shareholders to an equivalent position as regards their economic and voting interests in the Company prior to the conversion, including the reinstatement of the percentage for exercise of minority rights arising from  the Turkish Commercial Code No. 6102 as a number equal to or higher than the majority of the Preferred Class A Shares after reinstatement, provided, however, that Article 15 of the Articles shall be reinstated as  revised  as agreed between the Parties; and

(iii)                              to ensure that any and all economic, voting and contractual rights held by the Preferred Shareholders pursuant to the terms of the Shareholders’ Agreement are subsisting and in full force and effect following the actions contemplated by this Clause 19.12 and that any such rights will be held by the Preferred Shareholders in the same proportions as each of their percentage ownership interests in the Company as set out in Clause 3.1(i).above.

4.                                      Amendment of definitions

4.1                               The Parties agree that the definition of “Qualifying Exchange” under Clause 1.1 of the Shareholders’ Agreement shall be amended and restated as follows:

“Qualifying Exchange” means (i) the New York Stock Exchange, the NASDAQ, the Borsa Istanbul, the London Stock Exchange, the Hong Kong Stock Exchange (provided that no listing will take place on the Borsa Istanbul without the prior written consent of the Preferred Shareholders holding equal to or more than 50% of the Preferred Class A Shares in issue at the time, such consent not to be unreasonably withheld, provided that it shall be reasonable to withhold consent if listing on Borsa Istanbul would be reasonably likely to create adverse tax consequences for any of  such Preferred Shareholders at the time of the listing or at the time of any such Preferred Shareholder’s exit of its stake in the Company on or following an IPO); or (ii) any other stock exchange to which the prior written consent has been obtained from the Preferred Shareholders holding 75% or more in value of the Preferred Class A Shares in issue at the time;

5.                                      Amendment of the Share Pledge Agreement

5.1                               The Parties agree that Clause 10.1 of the Share Pledge Agreement shall be amended and restated as follows:

10.1 When the Secured Obligations have been fully, finally, unconditionally and irrevocably satisfied or discharged in full or when the Secured Obligations cease to exist or upon the termination of the Shareholders’ Agreement as set out in Clause 35 (Duration and Termination) of the Shareholders’ Agreement, due to:

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(i)                                    agreement of the Company, the Original Shareholders and the Preferred Shareholders in writing to terminate the Shareholders’ Agreement,

(ii)                                 full redemption of Preferred Class A Shares in accordance with Clause 14 (Redemption) of the Shareholders’ Agreement,

(iii)                              occurrence of the Put Option Completion in accordance with Clause 16 (Grant and Exercise of the Put Option) of the Shareholders’ Agreement, then within 3 (three) Business Days upon written request by the Pledgors, or

(iv)                             completion of a QPO (as such term is defined in the Shareholders’ Agreement) in accordance with Clause 19 of the Shareholders’ Agreement, being on the first day of trading of the Company’s securities at the relevant Qualifying Exchange, the Pledge shall automatically be released and shall cease to have any effect, and the Pledgees shall execute all documents, as may be necessary under the applicable law,  to discharge the Pledgors from their liability hereunder, and deliver the  Pledged Shares to the Original Shareholders (in the case of (iv) above, by the latest 12 pm  New York time on such first day of trading) (the “Release”).

6.                                      Representation and Warranties of the Parties

6.1                               In connection with the Initial Conversion and the Final Conversion:

(A)                               TFI represents and warrants that (a) it is a foreign private issuer within the meaning of Rule 405 under the U.S. Securities Act of 1933, as amended (the Securities Act); (b) there is no substantial U.S. market interest in respect of any class of its equity securities within the meaning of Regulation S under the Securities Act (Regulation S); and (c) it is not an “investment company” under, and as such term is defined in, the U.S. Investment Company Act of 1940, as amended, and the rules and regulations thereunder; and

(B)                               Each Party represents, warrants and agrees that (a) it has not paid or given and will not pay or give any commission or other  remuneration, directly or indirectly, for soliciting the Initial Conversion or the Final Conversion (each a “Transaction” and, together, the “Transactions”); (b) none of that Party, any of that Party’s Affiliates, or any person acting on its or their behalf has engaged or will engage in directed selling efforts within the meaning of Regulation S with respect to either Transaction; (c) each of the Transactions is intended to constitute an offshore transaction within the meaning of Regulation S, and accordingly (i) such Party neither has made nor will make any offer of securities as part of either Transaction to a person in the United States; and (ii) at the time the order to exchange securities in either Transaction is given, the Party giving such order is located outside the United States; (d) it has not offered and sold and will not offer or sell any securities to be  received by it in either Transaction except: (i) pursuant to an  effective registration statement under the Securities Act;  (ii)  pursuant to an available exemption from the registration requirements of the Securities Act; or (iii) outside the United States, in a  transaction not subject to the registration requirements of the Securities Act by virtue of Regulation S.

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6.2                               Each Party as to itself further represents and warrants to the other Parties that:

(A)                               Other than in the case of EBRD, to the extent it is a legal entity, it is  a company duly incorporated and validly existing under its place of incorporation;

(B)                               that in the case of EBRD only, it is an international entity formed by international treaty;

(C)                               that Party has the necessary power and authority to enter into and perform this Agreement; and

(D)                               the execution, delivery and performance by that Party of its obligations under this Agreement will not result in a material breach of: (i) to the extent it is a legal entity, any provision of its articles of association or equivalent constitutional documents; or (ii) so far as it is aware, any order, judgment or decree of any court or governmental or regulatory authority by which it is bound.

7.                                      Provisions specific to EBRD

7.1                               Nothing in this Agreement shall be construed as a waiver, renunciation or other modification of any immunities, privileges or exemptions of EBRD accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable law. Notwithstanding the foregoing, EBRD has  made  an express submission to arbitration under Clause 47 of the Shareholders’ Agreement and accordingly, and without prejudice to its other privileges and immunities (including, without limitation, the inviolability of its archives), it acknowledges that it does not have immunity from suit and legal process under Article 5(2) of Statutory Instrument 1991, No. 757 (The European Bank for Reconstruction and Development (Immunities and Privileges) Order 1991), or any similar provision under English law, in respect of the enforcement of an arbitration award duly made against it as a result of its express submission to arbitration pursuant to Clause 47 of the Shareholders’ Agreement (Governing Law and Settlement of Disputes).

8.                                      Miscellaneous

8.1                               The provisions of Clauses 30 to 50 of the Shareholders’ Agreement shall apply mutatis mutandis to this Letter Agreement. This Letter Agreement shall form an integral part of the Shareholders’ Agreement and except as expressly provided herein, the terms of the Shareholders’ Agreement shall remain in full force and effect and are not being modified, amended or waived in any way hereby.

IN WITNESS WHEREOF each Party has executed and delivered this Letter Agreement as a deed on the date which first appears above.

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Schedule 1                                    Sample Calculation of number of Top-Up Shares

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TFI PREFERRED SHARES DILUTION CALCULATION

Assumptions
NOSH	132,156,246,610
Pref Shares	11,354,390,546
Pref Shares Investment Date	29 July 2016
Assumed IPO Date	08 December 2017
Investment Amount ($m)	150
Minimum IRR	17%
Max IRR	25%
17% IPO Price Hurdle ($cents)	0.8719
25% IPO Price Hurdle ($cents)	1.9182
Dividends Received by Pref Shareholders ($m)	0
Current Ownership Pref Shareholders	8.60%
Kurdoglu Share	80.40%
Urundul Share	11%

IPO Equity Value ($m)¹	1,228	1,361	1,494	1,626	1,759	1,891	2,024	2,157	2,289
NOSH (m)	132,156	132,156	132,156	132,156	132,156	132,156	132,156	132,156	132,156
IPO Share Price (‘QPO’) ($)	0.93	1.03	1.13	1.23	1.33	1.43	1.53	1.63	1.73
Required IRR	17.4%	18.2%	19.0%	19.7%	20.5%	21.3%	22.0%	22.8%	23.6%
Investment by Pref Shareholders ($m)	150	150	150	150	150	150	150	150	150
Required Return ($m)	187	188	190	192	193	195	197	198	200
Dividends Received ($m)	0	0	0	0	0	0	0	0	0
Pref Shareholders IPO Equity ($m)	187	188	190	192	193	195	197	198	200
Pref Shareholders PF Ownership	15.2%	13.8%	12.7%	11.8%	11.0%	10.3%	9.7%	9.2%	8.7%
Current Ownership Pref Shareholders	8.6%	8.6%	8.6%	8.6%	8.6%	8.6%	8.6%	8.6%	8.6%
Share Accretion to Pref Shareholders	6.6%	5.2%	4.1%	3.2%	2.4%	1.7%	1.1%	0.6%	0.1%
Share Dilution to Other Shareholders	(6.6)%	(5.2)%	(4.1)%	(3.2)%	(2.4)%	(1.7)%	(1.1)%	(0.6)%	(0.1)%
Value Dilution to Other Shareholders ($m)	(81)	(71)	(62)	(52)	(42)	(32)	(23)	(13)	(3)

Schedule 2            Form of Confirmation Letter

From:

[Preferred Shareholder], [a company incorporated in [•] with registered number [•] and whose registered office is at [•].

To:

TFI TAB Gıda Yatırımları A.Ş.

Dikilitaş Mahallesi Emirhan Cad. A Blok No 109

Beşiktaş İstanbul (the “Company”)

Copy To:

[all other Shareholders]

Confirmation of the number of Conversion Shares and Top-Up Shares

1.                                      We refer to the Letter Agreement, entered into on November 6, 2017, among the Original Shareholders, Üründül Shareholders, the Preferred Shareholders and the Company (the “Letter Agreement”) supplementing and, where applicable, amending certain provisions of the Shareholders’ Agreement, entered into on July 29, 2016, among the same parties (hereinafter referred to as the “Amended Shareholders’ Agreement”). Capitalised terms used but not defined in this Confirmation Letter shall have the meanings given to such terms in the Letter Agreement.

2.                                      Pursuant to Clause 19.6 of the Amended Shareholders’ Agreement, we hereby confirm that, based on the QPO Price that was communicated to us at [•] pm on [•], we agree with the calculation of the number of the total Conversion Shares and of the Top-Up Shares (as calculated based on the table in Schedule 1 of the Letter Agreement) that we are entitled to receive in connection with the Final Conversion.

Yours sincerely,

For and on behalf of [Preferred Shareholder]

Agreed and accepted by:

[Company]

[Original Shareholders]

[Üründül Shareholders]

[Preferred Shareholders]

Schedule 3            Articles

TFI TAB GIDA YATIRIMLARI A.Ş.

ANA SÖZLEŞME

MADDE 1

KURULUŞ

Aşağıda adları ve ikametgahları yazılı kurucular arasında Türk Ticaret Kanunu’nun ani surette kuruluş hakkındaki hükümlerine göre bir anonim şirket kurulmuştur.

a-        HALİM NÜZHET ATABEK Türkiye Cumhuriyeti Uyruğundandır.

Birinci cad. no 162/4 Arnavutköy/İSTANBUL

b-        GÜRKAN AHMET KINACI Türkiye Cumhuriyeti Uyruğundandır.

Bestekar Osman Nihat Akın sk. No:3 Yeşilköy/İSTANBUL

c-        AHMET SEMİH AKYOL Türkiye Cumhuriyeti Uyruğundandır.

Özbal Sok Fulya 2 14/1 Fulya Mah. Şişli/İSTANBUL

d-        ERHAN KORU Türkiye Cumhuriyeti Uyruğundandır.

Mehtap Sok. Birlik Ap. 30/5 Caddebostan/İSTANBUL

e-        MEHMET YAVUZ SOYBAKIŞ Türkiye Cumhuriyeti Uyruğundandır.

Sümer Sok. Sümka Sitesi M2 B Blok 11/16 19 Mayıs Kadıköy/İSTANBUL

MADDE 2

UNVAN

Şirketin Unvanı “TFI TAB GIDA YATIRIMLARI ANONİM ŞİRKETİ”dir.

MADDE 3

MAKSAT VE MEVZUU

Şirketin Amaç ve Konusu başlıca şunlardır:

1-  Hazır yemek başta olmak üzere her nevi gıda ve malzemelerinin imali, başkalarına yaptırılması, alımı, satımı, ithali ve ihracı, gıda teknolojisi ithali ve uygulaması, canlı hayvanlar, etler ve yenilen sakatat, balıklar, kabuklu hayvanlar, süt ve süt ürünleri, kuş, av ve kümes hayvanları, tabi bal, hayvani menşeli sair müstahsallar, sebzeler ve yenilen kökler, yumrular, nebatler, yenilen meyveler, baharat, hububat, değirmencilik müstahsalları, salt nişasta ve müstahsalları susam ve yağlı tohumlar, meyveler, muhtelif tane tohum meyveler, sanayi ve tabiatta kullanılan meyveler, şeker ve şeker mamulleri, kakao ve müstahsalları, esasını un, hububat ve nişasta teşkil eden müstahsallar, pastacılık mamulleri, sebze, yenilen nebat, et süt ve yoğurt ile bunlardan mamul ürünlerin paketlenmiş taze veya dondurulmuş olarak imali ve pazarlanması, modern çiftlik, ahır, besi ve kesim yerleri, soğuk hava depoları, ekmek fabrikası, entegre et kombinası,  reyon, lokanta, büfe, kafeterya ve satış mağazaları açmak, hazır yemek satış, tanıtım ve dağıtım teşkilatı ve organizasyonu kurmak, kurulu organizasyonlardan istifade etmek, tarla ve bahçe ziraatı yapmak, gıda sanayinin bakiye ve döküntülerinden hayvanlara gıda maddeleri hazırlamak, bu maddede bahsi geçen her türlü madde ve malzemenin imalini, üretimini, başkalarına yaptırılması, alım satımı, ithali ve ihracatını yapmak, yaptırmak.

2-  Şirket kendi başına veya yerli ve yabancı gerçek ve tüzel kişilerle işbirliği yaparak yurtiçinde veya yurdışında yeni şirketler ve ortaklıklar kurabilir, kurulmuş şirketlere iştirak edebilir, temsilcilikler açabilir. Mevcut şirketleri satın alabilir, aracılık yapmamak kaydı ile satabilir. Bunlarla ilgili her türlü sözleşme, taahhütname, belge imzalayabilir, her türlü tasarrufta bulunabilir. Bunların yönetimi için her türlü faaliyette bulunabilir.

3-  Şirket konusu ile ilgili olarak her türlü gayrimenkul iktisap edebilir, kiralayabilir veya kiraya verebilir, alabilir, satabilir veya bunlar üzerinde her türlü hakları iktisap edebilir. Şirket sahibi bulunduğu veya diğer kişi ve kuruluşlara ait menkul ve gayrimenkullerini ipotek verebilir, teminat olarak gösterebilir ve alacaklarına karşılık da menkul ve gayrimenkulleri ipotek alabilir, verebilir ve bu ipotekleri terk edebilir.

4-  Şirket faaliyetlerinin devamı için gerekli olan menkul değerlerini alabilir, bunları finanse edebilir, alacaklarını garanti etmek amacıyla menkul rehni hususunda gerekli işlemleri yapabilir.

5-  Sermayesine katıldığı şirketlerin bankalar veya diğer finansal kurumlardan alacakları krediler ile bunlara ve diğer üçüncü kişilere karşı girişecekleri taahhütler ve yüklenecekleri rizikolar için her türlü garanti, teminat, hisse rehni ve kefalet verebilir ve bunlar lehine giriştiği taahhütlere karşılık her türlü teminat  alabilir.

6-  Şirket kendisi ve bağlı şirketleri lehine teminatlı veya teminatsız borçlanabilir, borç verebilir, sulh, tahkim, feragat, kabul ve ibra yapabilir, bu maksatla üçüncü kişiler lehine ipotek, rehin ve diğer her türlü teminat tesis ve tescil edebilir.

7-  Sermayesine ve yönetimine katıldığı şirketlerin hesap ve mali ve finansal kontrollerini üstlenebilir, işletmenin daha rasyonel ve verimli olmasını sağlayacak organizasyon tetkikleri yapabilir veya yaptırabilir.

8-  Sermayesine ve yönetimine katıldığı şirketlerden isteyenlerle yapabileceği anlaşmalarla bunların idarelerini üstlenebilir ve lüzumu halinde bu devreye ait kar paylarını aracılık yapmamak kaydıyla garanti edebilir.

9-  Şirket faaliyetlerinin devamı için gerekli olan her türlü taşıtları, otomobilleri, kamyon, kamyonet, minibüs, midibüs vb. her türlü araçların alımını, kiralanmasını ve satımını yapabilir, devir edebilir, bunların üzerinde ayni ve şahsi tasarrufta bulunabilir.

10-  Şirket ihtiyacı için gerekli iç ve dış kredileri yurtiçi ve yurtdışı finansman kurumları ve diğer işletmelerden temin edebilir. Bunlar için gerekli her türlü teminatı verebilir, hisselerini rehin edebilir, sahip olduğu iştiraklerin hisselerini kendisi veya üçüncü gerçek ve tüzel kişilerin borçlarına karşılık rehin verebilir, her türlü sözleşme, taahhütname, belge imzalayabilir ve bununla ilgili her türlü tasarruflarda bulunabilir.

11-  Şirket konuları ile ilgili ve bu faaliyetleri için faydalı know-how, izin, ruhsatname, ihtira beratları, lisans, imtiyaz, marka ve emsali gibi hakları istihsal ve iktisap edebilir veya üçüncü şahıslara kısmen ya da tamamen kiralayabilir, devir edebilir, başkalarına ait olanların devrini alabilir.

Şirket yukarıda sayılanlar dışında konusu ile ilgili başka işler yapmak istediği takdirde, Genel Kurul Tarafından karar alınıp tescil ve ilan edildikten sonra yapabilir.

MADDE 4

MERKEZ VE ŞUBELER

Şirketin merkezi Dikilitaş Mah.Emirhan Cad. A Blk.No.109 Beşiktaş, İstanbul’dadır. Adres değişikliğinde yeni adres, ticaret siciline tescil ve Türkiye Ticaret Sicil Gazetesi’nde ilan ettirilir. Tescil ve ilan edilmiş adrese yapılan tebligat şirkete yapılmış sayılır.

Şirket, Yönetim Kurulu kararı ile Türkiye içinde ve dışında şubeler açabilir. Ayrıca, Yönetim Kurulu kararı ile Yurt içinde ve dışında gerekli görülen yerlerde temsilcilikler, irtibat büroları, ajanslıklar ve muhabirlikler gibi üniteler tesis edebilir.

MADDE 5

MÜDDET

Şirket süresiz olarak kurulmuştur.

MADDE 6

ŞİRKETİN SERMAYESİ

Şirket 6102 sayılı Türk Ticaret Kanunu hükümlerine göre kayıtlı sermaye sistemini kabul etmiştir. Kayıtlı sermaye tavanı 6.500.000.000 Türk Lirası olup beheri 1 TL (bir Türk Lirası) itibari kıymette 6.500.000.000 nama yazılı pay ile temsil edilir. Yönetim kurulu Türk Ticaret Kanunu’na uygun olarak bu limite kadar yeni pay çıkarmak suretiyle Şirket’in çıkarılmış sermayesini artırmaya yetkilidir. Yetki süresi 30 Eylül 2022’e kadardır. İzin verilen kayıtlı sermaye tavanına bu tarihe kadar ulaşılamamış ise, 30 Eylül 2022’den sonra yönetim kurulunun sermaye artırım kararı alabilmesi için, yönetim kurulunun, daha önce izin verilen tavan ya da yeni bir tavan tutarı için, genel kuruldan yeni bir süre için yetki alması zorunludur. Söz konusu yetkinin alınmaması durumunda Şirket kayıtlı sermaye sisteminden çıkmış sayılır.

Yönetim Kurulu 30 Eylül 2022’e kadar kayıtlı sermaye tavanının altında kalmak kaydı ile yeni pay ihraç ederek çıkarılmış sermayeyi arttırmaya, pay sahiplerinin yeni pay alma hakkının sınırlandırılmasına, itibari değerinin üzerinde pay çıkarılabilmesi konularında karar almaya yetkilidir. Yeni pay alma kısıtlama yetkisi pay sahipleri arasında eşitsizliğe yol açacak şekilde kullanılamaz. Yönetim kurulunun sermaye artırımına ilişkin kararı, ana sözleşmenin ilan maddesinde öngörüldüğü şekilde ilan edilir.

Şirketin çıkarılmış sermayesi 1.321.562.473,-TL olup, beheri 1 TL (bir Türk Lirası) değerinde 1.321.562.473 paya ayrılmıştır. 1.321.562.466,10 TL olan önceki sermayenin tamamı ödenmiş olup, bu sefer arttırılan 6,90 TL pay sahipleri tarafından muvazaadan ari olarak tamamen taahhüt edilmiştir. Bu tutarın tamamı tescil öncesinde ödenecektir.

Yönetim Kurulu hisse senetlerini bir veya daha fazla hisseyi ihtiva eden kupürler halinde basmaya ve dağıtmaya yetkilidir.

Paylar herhangi bir kısıtlamaya veya Yönetim Kurulu onayına tabi olmaksızın serbestçe devredilebilir niteliktedir.

MADDE 7

YÖNETİM KURULU VE SÜRESİ

Şirket, Genel Kurul tarafından en çok üç (3) yıl için seçilecek en çok 9 üyeli bir Yönetim Kurulu tarafından temsil ve idare edilir. Görev süresi dolan Yönetim Kurulu üyeleri yeniden seçilebilirler. Yönetim Kurulu’na Sermaye Piyasası Kurulu’nun Kurumsal Yönetim İlkeleri çerçevesinde gerekli nitelikleri haiz olan en az iki bağımsız Yönetim Kurulu üyesi seçilir.

Yönetim Kurulu toplantıları, Yönetim Kurulunun karar verdiği yer ve zamanda, Şirket merkezinde veya Türkiye’de herhangi bir yerde veya yurt dışında toplanır.

Yönetim kurulu, üye tam sayısının çoğunluğu ile toplanır ve kararlarını toplantıda hazır bulunan üyelerin çoğunluğunun olumlu oyu ile alır.

Üyelerden biri müzakere isteminde bulunmadığı takdirde, Yönetim Kurulu kararları, içlerinden birinin belirli bir konuda yaptığı öneriye, üye tam sayısının en az çoğunluğunun yazılı onayı alınmak suretiyle de verilebilir. Aynı önerinin tüm Yönetim Kurulu üyelerine yapılmış olması kararın geçerlilik şartıdır. Onayların aynı kağıtta bulunması şart değildir; ancak onay imzalarının bulunduğu kağıtların tümünün Yönetim Kurulu karar defterine yapıştırılması kararın geçerliliği yönünden gereklidir.

Şirket’in Yönetim Kurulu toplantısına katılma hakkına sahip olanlar bu toplantılara, Türk Ticaret Kanunu’nun 1527 nci Maddesi uyarınca elektronik ortamda da katılabilir. Şirket, Ticaret Şirketlerinde Anonim Şirket Genel Kurulları Dışında Elektronik Ortamda Yapılacak Kurullar Hakkında Tebliğ hükümleri uyarınca hak sahiplerinin bu toplantılara elektronik ortamda katılmalarına ve oy vermelerine imkan tanıyacak Elektronik Toplantı Sistemini kurabileceği gibi bu amaç için oluşturulmuş sistemlerden de hizmet satın alabilir. Yapılacak toplantılarda şirket sözleşmesinin bu hükmü uyarınca kurulmuş olan sistem üzerinden veya destek hizmeti alınacak sistem üzerinden hak sahiplerinin ilgili mevzuatta belirtilen haklarını Tebliğ hükümlerinde belirtilen çerçevede kullanabilmesi sağlanır.

MADDE 8

ŞİRKETİN TEMSİL VE İLZAMI

Şirketin yönetimi ve dışarıya karşı temsili yönetim kuruluna aittir. Şirket tarafından verilecek bütün belgelerin ve yapılacak sözleşmelerin geçerli olabilmesi için bunların şirketin unvanı altına konmuş şirketi ilzama yetkili kişi veya kişilerin imzasını taşıması gereklidir.

Yönetim kurulu, Türk Ticaret Kanunu’nun ilgili düzenlemeleri saklı kalmak kaydıyla, temsil yetkisini bir veya daha fazla murahhas üyeye veya müdür olarak üçüncü kişilere devredebilir.

Yönetim Kurulu, Türk Ticaret Kanunu’nun 367. maddesi uyarınca hazırlayacağı bir iç yönerge ile yönetimi kısmen veya tamamen bir veya birkaç yönetim kurulu üyesine veya üçüncü kişiye devretmeye yetkilidir. Bu iç yönerge şirketin yönetimini düzenler ve bunun için gerekli olan yetki ve sorumlulukları tayin eder ve yönetim kuruluna tanınmış olan her türlü yetki ve sorumluluğu, yine yönetim kurulunun tespit edeceği şartlar, hükümler ve kısıtlamalar dahilinde ilgili kişilere devredebilir ve gerekli gördüğünde bu yetkilerin tamamını veya bir kısmını değiştirip tadil edebilir veya geri alabilir.

MADDE 8/A

KOMİTELER

Yönetim Kurulu’nun görev ve sorumluluklarının sağlıklı bir biçimde yerine getirilmesi için, Yönetim Kurulu tarafından Sermaye Piyasası Kurulu tarafından yayımlanan Kurumsal Yönetim İlkeleri çerçevesinde aşağıdaki komiteler oluşturulur.

a.              DENETİMDEN SORUMLU KOMİTE

Denetimden Sorumlu Komite; şirketin muhasebe sistemi, finansal bilgilerinin kamuya açıklanması, bağımsız denetimi ve şirketin iç kontrol ve iç denetim sisteminin işleyişinin ve etkinliğinin gözetimi, mevzuata ve yasal gerekliliklere uyum konusunda Yönetim Kurulu’na yardımcı olur. Bağımsız denetim kuruluşunun seçimi, bağımsız denetim sözleşmelerinin hazırlanarak bağımsız denetim sürecinin başlatılması ve bağımsız denetim kuruluşunun her aşamadaki çalışmaları denetimden sorumlu komitenin gözetiminde gerçekleştirilir.

Denetimden Sorumlu Komite, işbu Esas Sözleşme’nin 7.Maddesi uyarınca seçilmiş en az iki (2) adet bağımsız Yönetim Kurulu üyesinden oluşur.

b.              RİSKİN ERKEN SAPTANMASI KOMİTESİ

Riskin Erken Saptanması Komitesi; şirketin varlığını, gelişmesini ve devamını tehlikeye düşürebilecek risklerin erken teşhisi, tespit edilen risklerle ilgili gerekli önlemlerin alınması ve riskin yönetilmesi amacıyla çalışmalar yapmakla sorumlu olup, risk yönetim sistemlerini en az yılda bir kez gözden geçirir.

Riskin Erken Saptanması Komitesi, çoğunluğu icrada görevli olmayan Yönetim Kurulu üyelerinden oluşmak üzere, Yönetim Kurulu üyeleri arasından veya Yönetim Kurulu üyesi olmayan, konusunda uzman kişiler arasından seçilen en az iki (2) kişiden oluşur.

c.               KURUMSAL YÖNETİM KOMİTESİ

Kurumsal Yönetim Komitesi, Şirket’te kurumsal yönetim ilkelerinin uygulanıp uygulanmadığını, uygulanmıyor ise gerekçesini, bu prensiplere tam olarak uymama dolayısıyla meydana gelen çıkar çatışmalarını tespit eder. Yönetim Kurulu’na kurumsal yönetim uygulamalarını iyileştirici tavsiyelerde bulunur ve yatırımcı ilişkileri bölümünün çalışmalarını gözetir.

Kurumsal Yönetim Komitesi, çoğunluğu icrada görevli olmayan Yönetim Kurulu üyelerinden oluşmak üzere, Yönetim Kurulu üyeleri arasından veya Yönetim Kurulu üyesi olmayan, konusunda uzman kişiler arasından seçilen en az iki (2) kişiden oluşur.

MADDE 9

BAĞIMSIZ DENETİM

Şirket’in ve mevzuatın öngördüğü diğer hususların denetimine ilişkin olarak Genel Kurul tarafından bir bağımsız denetim firması seçilir.

MADDE 10

GENEL KURUL

a- Davet şekli: Genel kurullar olağan veya olağanüstü olarak toplanır. Bu toplantılara davet de Türk Ticaret Kanununun 410, 411, 414 ve 416’ncı madde hükümleri uygulanır.

b- Toplantı vakti: Olağan Genel Kurul şirketin hesap devresi sonundan itibaren üç ay içerisinde ve senede en az bir defa; Olağanüstü Genel Kurullar ise Şirket işlerinin icabettirdiği hallerde ve zamanlarda toplanır,

c- Rey verme ve vekil tayini: Olağan ve olağanüstü Genel Kurul toplantılarında hazır bulunan hissedarların veya vekillerin bir hisse için bir oy hakkı vardır.

Genel Kurul toplantılarında hissedarlar kendilerini diğer hissedarlar veya hariçten tayin edecekleri vekil vasıtası ile temsil ettirebilirler. Şirkete hissedar olan vekiller kendi oylarından başka temsil ettikleri hissedarın sahip olduğu oyu kullanmaya yetkilidirler.

d- Müzakerelerin yapılması ve karar nisabı: Şirket Genel Kurul toplantılarında Türk Ticaret Kanununun 413’üncü. Maddesi uyarınca gündemde yazılı hususlar müzakere edilerek gerekli kararlar alınır.

Genel Kurul toplantıları ve toplantılardaki karar nisabı Türk Ticaret Kanunu hükümlerine tabidir.

e- Toplantı Yeri:

Genel Kurul toplantıları şirketin yönetim merkezi binasında veya yönetim merkezinin bulunduğu şehrin elverişli bir yerinde toplanır.

f-  Genel Kurul Toplantısına Elektronik Ortamda Katılım:

Şirket’in Genel Kurulu’na katılma hakkı bulunan hak sahipleri bu toplantılara, Türk Ticaret Kanunu’nun 1527 inci Maddesi uyarınca elektronik ortamda katılabilir. Şirket, Anonim Şirketlerde Elektronik Ortamda Yapılacak Genel Kurullara İlişkin Yönetmelik hükümleri uyarınca hak sahiplerinin Genel Kurul toplantılarına elektronik ortamda katılmalarına, görüş açıklamalarına, öneride bulunmalarına ve oy kullanmalarına imkan tanıyacak elektronik genel kurul sistemini kurabileceği gibi bu amaç için oluşturulmuş, sistemlerden de satın alabilir. Yapılacak tüm genel kurul toplantılarında esas sözleşmenin bu

hükmü uyarınca, kurulmuş olan sistem üzerinden hak sahiplerinin ve temsilcilerinin anılan yönetmelik hükümlerinde belirtilen hakları kullanabilmesi sağlanır.

MADDE 11

TOPLANTIDA BAKANLIK TEMSİLCİSİ BULUNMASI

Türk Ticaret Kanunu’nun ve ilgili mevzuatın zorunlu tuttuğu Genel Kurul toplantılarında Bakanlık Temsilcisi bulundurulur.

MADDE 12

İLANLAR

Şirket tarafından yapılacak ilanlarda ilgili mevzuat hükümlerine uyulur.

Ancak Genel Kurul’un toplantıya çağrılmasına ait ilanlar ilan ve toplantı günleri hariç olmak üzere, Şirket’in Kurumsal internet sitesinde ve Ticaret Sicili Gazetesi’nde en az iki hafta evvel yapılır.

Sermayenin azaltılmasına ve tasfiyeye ait ilanlar için Türk Ticaret Kanunu’nun 474’üncü ve 532’nci maddeleri hükümleri uygulanır.

MADDE 13

HESAP DÖNEMİ

Şirketin hesap yılı, Ocak ayının birinci gününden başlar ve Aralık ayının sonuncu günü sona erer.

MADDE 14

KARIN TESPİTİ VE KARIN DAĞITIMI

Şirket tarafından ayrılacak kanuni yedek akçeler hakkında Türk Ticaret Kanunu’nun 519’uncu maddesi uygulanır. Şirket’in genel masrafları ile muhtelif amortisman bedelleri gibi şirketçe ödenmesi veya ayrılması zorunlu olan miktar ile Şirket tarafından ödenmesi zorunlu vergiler hesap yılı sonunda tespit edilen gelirlerden indirildikten sonra geriye kalan miktar safi karı teşkil eder. Safi kardan Şirket’in geçmiş yıl zararları düşülerek net dönem karı tespit edilir.

Genel Kanuni Yedek Akçe

a)             Bu şekilde hesaplanan net dönem karından, her yıl, Türk Ticaret Kanunu’nun 519’uncu maddesi kapsamında ödenmiş sermayenin %20’sine ulaşıncaya kadar %5 kanuni yedek akçe ayrılır.

Birinci Kar Payı

b)             Kalan miktardan, sermayenin % 5’i oranında bir tutar pay sahiplerine birinci kar payı olarak dağıtılır.

İkinci Kar Payı

c)              Genel Kurul, net dönem karının, (a) ve (b) bentlerinde belirtilen meblağlar düştükten sonra kalan kısmını kısmen veya tamamen ikinci kar payı olarak dağıtmaya veya Türk Ticaret Kanunu’nun 521’inci maddesi uyarınca kendi isteği ile yedek akçe olarak ayırmaya karar verebilir.

İkinci Tertip Kanuni Yedek Akçe

d)             Pay sahiplerine %5 oranında birinci kar payı ödendikten sonra, kardan pay alacak kişilere dağıtılacak toplam tutarın onda biri ve Türk Ticaret Kanunu’nun 519’uncu maddesinin 2’nci fıkrası uyarınca oluşan diğer meblağlar genel kanuni yedek akçeye eklenir.

e)              Genel Kurul, Türk Ticaret Kanunu ve ilgili mevzuat hükümleri uyarınca pay sahiplerine kar payı

avansı dağıtılmasına karar verebilir.

MADDE 15

ŞİRKETİN FESİH VE TASFİYESİ

Şirketin feshi ve tasfiyesi ve buna bağlı muamelelerin nasıl yapılacağı hakkında yürürlükteki mevzuat hükümleri uygulanır.

Türk Ticaret Kanununda sayılan hallerin gerçekleşmesi ve sair sebeplerle Genel Kurul’un fesih veya tasfiye kararı alması halinde, Şirket’in borçları ödendikten ve pay sahiplerine paylarının nominal bedeli iade edildikten sonra kalan tasfiye bakiyesinin tamamı pay sahiplerine payları oranında ödenecektir.

Yönetim Kurulu aynı zamanda tasfiye ile görevlendirmediği takdirde Genel Kurulca bir, iki veya üç kişilik tasfiye memuru seçilir.

MADDE 16

KANUNİ HÜKÜMLER

Bu ana sözleşmede bulunmayan hususlar hakkında Türk Ticaret Kanunu ve ilgili diğer düzenlemeler uygulanır.

Schedule 4            STEP PLAN

TFI TAB GIDA YATIRIMLARI ANONİM ŞİRKETİ (the “Company”)

STEP PLAN WITH RESPECT TO THE CONVERSION OF PREFERRED SHARES

No	ACTION	SUBJECT	ESTIMATED OR DUE DATE[1]	NOTES	RESPONSIBLE PARTY	SIGNING PARTY
1.	IPO Kick-Off Notice	Required to be given by Company prior to application to competent authority for proposed IPO (clause 19.1 TFI SHA)	August 15, Tuesday (sent by air courier August 9, Wednesday)	If air courier overseas, notice deemed served and received on 5th day following day of posting (clause 41.1 TFI SHA)	TFI LEGAL	• Company
2.	IPO Participation Notice	Preferred Shareholders wishing to participate in proposed IPO must give IPO Participation Notice to Company (clause 20.1 TFI SHA) within 3 weeks of date of IPO Kick-Off Notice	September 5, Tuesday

IPO Participation Notice instructs Company to act as agent of the Preferred Shareholder to procure sale of IPO Exit Shares which shall be the higher of (i) 50% of the Preferred Shareholder’s Conversion Shares (provided the sale results in an amount equal to 75% of the preference amount paid by

					ELQ EBRD Clouse	• ELQ Investors VIII Ltd (“ELQ”) • European Bank for Reconstruction and Development (“EBRD”) • Clouse SA (“Clouse”) (ELQ, EBRD and

1 All dates from mid-October onwards are indicative only, subject to market developments and the SEC comment process the Preferred Shareholder at completion of the preferred investment) and (ii) 66% of the Preferred Shareholder’s Conversion Shares (but the IPO Exit Shares cannot be more than 66% of the Conversion Shares)

Clouse to be collectively referred to as the “Preferred Shareholders”)
3.	Preliminary Registration Statement Filing	Filed a draft Preliminary Registration Statement on Form F-1 with a view to achieve listing on the relevant stock exchange	September 20, Wednesday			• Company
4.	Board of Directors Resolution (“BoD Resolution”)

Adoption of the registered capital system and the application to the General Directorate of Domestic Trade

BoD Resolution included the proposed amendment to Article 6 of the Articles of Association (related to the adoption of the registered capital system)

			October, 11, Wednesday	Meeting Quorum: presence of majority of the board members Decision Threshold: affirmative votes of the majority of those present at the meeting	TFI LEGAL+VERDİ	Majority of the then current TFI Board members: - Korhan Kurdoğlu - Erhan Kurdoğlu - Elmas Melih Araz - Recep Caner Dikici - Ömer Faruk Işık - Erhan Cansu - Fazil Emre Akinci
5.	Application to the General	Application submitted to the General Directorate of Domestic	October, 13, Friday		TFI	Application to the General Directorate

	Directorate of Domestic Trade for the adoption of the Registered Capital System	Trade for the approval of the adoption of the registered capital system.	(the approval may take up to 2 weeks)		LEGAL+VERDİ	of Domestic Trade to be signed by two TFI Directors
6.	Board of Directors Resolution (“BoD Resolution”)

Inviting TFI shareholders for an ordinary general meeting without formal notice (the “GM”) and the Preferred Shareholders to a special meeting where the BoD will propose to the shareholders to vote on certain agenda items (the “Agenda”) relating to the conversion of preferred shares to ordinary shares, adoption of the registered capital system, the increase in the total share capital by TL 6,90 to clean the fractional shares and certain other amendments to the Articles

BoD Resolution will include the proposed amendments to the Articles in a draft form

			October, 27, Friday	Meeting Quorum: presence of majority of the board members Decision Threshold: affirmative votes of the majority of those present at the meeting	TFI LEGAL+VERDİ	Majority of the then current TFI Board members: • Korhan Kurdoğlu • Erhan Kurdoğlu • Elmas Melih Araz • Recep Caner Dikici • Ömer Faruk Işık • Erhan Cansu • Fazil Emre Akinci
7.	Invitation of the representative	Since we will be adopting the Registered Capital System at the	October 30, Monday		TFI

	of the Trade and Commerce Ministry (the “Ministry Commissioner”) to the GM	GM, the attendance of the Ministry Commissioner is mandatory.		LEGAL+VERDİ
8.	Approval received from the General Directorate of Domestic Trade for the adoption of the Registered Capital System	Expecting General Directorate of Domestic Trade to issue its approval approximately within two weeks of the application	November 3, Friday
9.	Execution of Letter Agreement

A letter agreement will be executed by the Preferred Shareholders, the Original Shareholders, Üründül Shareholders and the Company agreeing on:

•              the mechanics and timing of conversion of the preferred shares into Conversion Shares

•              amendments to the Company’s Articles of Association (the “Articles”)

November 6, Monday: execution of letter agreement

The Company proposes to simplify the QPO Conversion procedure specified in clause 19 of the TFI SHA as follows:

•              the preferred shares will initially be converted into ordinary shares at par such that each one hundred preferred shares will receive one ordinary share (following the reverse stock split) following the GM

				TFI LEGAL +VERDİ	• Preferred Shareholders • Original Shareholders • Üründül Shareholders (Original Shareholders and Üründül Shareholders to be collectively referred to as the “Ordinary Shareholders”)

(to the extent relevant)

•              inclusion of NASDAQ as a Qualifying Exchange (clause 1.1 TFI SHA)

•              automatic release of the share pledge on the first day of trading

•              delivery of the pledged shares at the latest 12 pm New York time on the first day of trading

•              reinstating the preferred shares and minority rights ratio deviating from the standard ratio in TCC in case the IPO is not realized (including the revised liquidation preference provision in the Articles to reflect the SHA)

•              4 month period from QPO Conversion to reinstate to be extended to 30 June 2018

•              as part of the amendments to the Articles, adopting the registered capital system and changing the par value of each shares (a 100 to 1

(expected to be held 10 November — see below)

•              top-up shares will be provided after QPO pricing by the transfer of ordinary shares for TL1.00 directly from the Ordinary Shareholders and the top-up will be calculated based on the actual QPO Price (rather than a bonus issue first with top-up by Ordinary Shareholders)

•              share pledge to be released automatically on the first day of trading on 8 December — see below)

• Company

reverse stock split and corresponding increase in par value)

•              in connection with the reverse stock split, increasing the total share capital by TL 6,90 to clean the fractional shares one shareholder to pay the required amount on behalf of all the shareholders

•              [greenshoe and stock borrow to be provided pro rata by each selling shareholder in QPO]

10.	Collection of all Proxies for the GM from all the Shareholders who will not be attending the GM physically

Since we will be doing the GM without a formal notice, ALL TFI shareholders will have to participate in the meeting, either physically or through a proxy. For those who will not be attending personally, we will need to collect their proxies ahead of the meeting. These will need to be notarized and, in the case of the foreign shareholders, notarized and apostilled.

		Deadline: November 6, Monday	TFI LEGAL+VERDI	ALL TFI Shareholders

11.	GM

GM will be held to vote for the removal of the preferred share preference and conversion of the preferred shares to ordinary shares on a 100 for 1 basis, adoption of the registered capital system; authorization to the board of directors to restrict the preemptive rights of the shareholders and issue shares at a premium; an adjustment of par value (a 100 to 1 reverse stock split and corresponding increase in par value) and the increase in the total share capital by TL 6,90 to clean the fractional shares; and certain amendments to the Articles in connection with the proposed IPO

November, 7, Tuesday

Meeting Quorum: presence of all the shareholders either physically or through a proxy Decision Threshold: affirmative votes of the majority of those present at the meeting

•              If the majority of the Preferred Shareholders holding%60 of the preferred shares vote affirmatively in the GM, no separate meeting will be required among the Preferred Shareholders

•              Any amendment to the Articles that amends the rights of the holders of the preferred shares is a Reserved Matter requiring unanimous written consent of the holders of the preferred shares

					TFI LEGAL+VERDİ	TFI Shareholders
12.	Meeting among the preferred holders (if necessary)	If the Preferred Shareholders holding %60 of the preferred shares do not vote affirmatively in the GM, a separate meeting	November, 7, Tuesday	Meeting Quorum: presence of at least %60 of preferred shares held by the Preferred Shareholders	TFI LEGAL+VERDİ	• Preferred Shareholders

		of Preferred Shareholders is required to vote on the conversion of the preferred shares to ordinary shares		Decision Threshold: affirmative votes of the majority of those present at the meeting Written consents also required under TFI SHA — see above
13.	Board Resolution	In relation to delegation of representation powers to new members of the Board and issuance of new signature circular in tandem with new powers	November, 7, Tuesday	Meeting Quorum: presence of majority of the board members Decision Threshold: affirmative votes of the majority of those present at the meeting	TFI LEGAL+VERDİ	TFI Board
14.	Registration of resolutions of GM with the Trade Registry

GM Resolution (and if a special meeting among Preferred Shareholders is held, the resolution of the special meeting of Preferred Shareholders as well) will be registered by way of a request made to the Trade Registry and such resolutions will be published in the Trade Registry Gazette

			November, 10, Friday (completion of registration is expected to take approximately 3-4 business days )		TFI LEGAL+VERDİ	Request to Trade Registry to be signed by two TFI Directors
15.	Board Resolution	• for issuing new ordinary shares reflecting the new	November, 10, Friday	Meeting Quorum: presence of majority of the board	TFI LEGAL+VERDİ	TFI Board

		articles of association and the updated share capital • updating the share ledger		members Decision Threshold: affirmative votes of the majority of those present at the meeting
16.	Return of the previous share certificates

All shareholders will return their share certificates to exchange with new share certificates to be issued in accordance with the new Articles (reflecting a new par value (a 100 to 1 reverse stock split, corresponding increase in par value per share and the capital increase to clean the fractional shares), except the preferred shareholders shall keep the pledged share certificates until the release and return thereof to the Original Shareholders on the first day of trading

			November, 10, Friday			• TFI Shareholders
17.	Issuance of the new share certificates	Reflecting the new Articles	November, 10, Friday		TFI LEGAL+VERDİ	Two TFI Directors
18.	Settlement of initial Conversion Shares	Settlement of initial Conversion Shares subject to subsequent top-up by transfer directly from the Ordinary Shareholders	November, 10, Friday			Company
19.	Updating the	Reflecting the new par value of	November 10,		TFI LEGAL/TFI	Two TFI Directors

	share ledger	the shares and the increase in share capital	Friday
20.	IPO Launch		November, 27, Monday		TFI
21.	IPO Roadshow		November, 27, Monday to December 07, Thursday		TFI
22.	IPO Pricing		December, 07, Thursday	Final number of Conversion Shares to which each Preferred Shareholder is entitled is calculated based on actual QPO Price	TFI	• Company • Preferred Shareholders • Ordinary Shareholders
23.	Final Settlement of Conversion Shares

Once the QPO Price has been ascertained, the final number of Conversion Shares, which each Preferred Shareholder is entitled to receive based on the actual QPO Price will be determined in accordance with the pre-agreed formula

			December, 07, Thursday		TFI	• Preferred Shareholders • Ordinary Shareholders
24.	Board Resolution	• for increasing the share capital to reflect the primary component of the IPO • restricting the preemptive rights of the existing shareholders so that the	December, 08, Friday			TFI Board

newly issued shares will only be offered to the public • for issuing new ordinary shares reflecting the new share capital
25.	Issuance of the new share certificates and delivery of the new share certificates to Bank of New York Mellon	Reflecting the new share capital	December, 08, Friday		TFI LEGAL+VERDİ	Two TFI Directors
26.	First Day of Trading		December, 08, Friday	As this is the first day after IPO Pricing, top-up of Conversion Shares to have been implemented by share transfers from Ordinary Shareholders	TFI
27.	Release of the Pledge	Preferred Shareholders will return the pledged shares that they hold	December, 08, Friday	The pledge shall be released automatically		Preferred Shareholders
28.	Updating the share ledger	Reflecting the release of the pledged shares	December 08, Friday		TFI LEGAL/TFI	Two TFI Directors
29.	Closing		December, 12, Tuesday		TFI
30.	Registration of	BoD Resolution will be	December, 12,		TFI	Request to Trade

the BoD Resolution with the Trade Registry and the publication of such BoD Resolution in the Trade Registry Gazette and in newspapers circulated across Turkey	registered by way of a request made to the Trade Registry following which BoD resolution will be published in the Trade Registry Gazette and in newspapers circulated across Turkey	Tuesday (registration would normally take 3-4 days but we will try our best to complete the registration on the same day)	LEGAL+VERDİ	Registry to be signed by two TFI Directors

EXECUTED and DELIVERED as a DEED on the date first stated above.

Executed and delivered as a Deed by
/s/ Erhan Kurdoğlu
for and on behalf of TFI TAB Gıda Yatırımları A.Ş. who are duly authorised and empowered in accordance with the laws of its jurisdiction of incorporation to validly execute this Agreement as a Deed		Authorised Signatory

/s/ Korhan Kurdoğlu
Authorised Signatory

in the presence of:	)
)
)
	)	/s/ Ömer Faruk Işık
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:

Executed and delivered as a Deed by	)	/s/ Yurdanur Kurdoğlu
	)	Signature:
Yurdanur Kurdoğlu	)
)
)
)
)
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in the presence of:	)
)
)
	)	/s/ Nil Akman
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
)
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)

Executed and delivered as a Deed by	)
	)	/s/ Erhan Kurdoğlu
Erhan Kurdoğlu	)	Signature:
)
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in the presence of:	)
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	)	/s/ Nil Akman
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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Executed and delivered as a Deed by	)
	)	/s/ Korhan Kurdoğlu
Korhan Kurdoğlu	)	Signature:
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in the presence of:	)
)
	)	/s/ Nil Akman
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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Executed and delivered as a Deed by	)
	)	/s/ Tuna Kurdoğlu
Tuna Kurdoğlu	)	Signature:
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in the presence of:	)
)
	)	/s/ Nil Akman
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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Executed and delivered as a Deed by	)
	)	/s/ Erhan Kurdoğlu
for and on behalf of Ata Holding A.Ş. who are duly authorised and empowered in accordance with the laws of its jurisdiction of incorporation to validly execute this Agreement as a Deed	)	Authorised Signatory
)
)
)
	)	/s/ Korhan Kurdoğlu
	)	Authorised Signatory
)
)
)

in the presence of:	)
	)	/s/ Ömer Faruk Işık
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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[INTENTIONALLY LEFT BLANK]

Executed and delivered as a Deed by	)
	)	/s/ Ömer Ali Üründül
Ömer Ali Üründül	)	Signature:
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in the presence of:	)
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	)	/s/ P. Yasemin Erden
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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Executed and delivered as a Deed by	)
	)	/s/ Duran Uğur
Duran Uğur	)	Signature:
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in the presence of:	)
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	)	/s/ Ömer Faruk Işık
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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Executed and delivered as a Deed by	)
	)	/s/ Mehmet Mert Üründül
Mehmet Mert Üründül	)	Signature:
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in the presence of:	)
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	)	/s/ P. Yasemin Erden
	)	Witness signature
	)	Name:
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Executed and delivered as a Deed by	)
	)	/s/ Emine Aslı Üründül
Emine Aslı Üründül	)	Signature:
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in the presence of:	)
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	)	/s/ P. Yasemin Erden
	)	Witness signature
	)	Name:
	)	Address:
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)
Executed and delivered as a Deed by	)
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for and on behalf of ELQ Investors VIII Ltd who are duly authorised and empowered in accordance with the laws of its jurisdiction of incorporation to validly execute this Agreement as a Deed	)	/s/ Thomas Gasson
	)	Authorised Signatory
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in the presence of:	)
	)	/s/ Reanne Richards
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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)
Executed and delivered as a Deed by	)
	)	/s/ Hassan El Khatib
for and on behalf of	)	Authorised Signatory
European Bank for Reconstruction and Development	)
who are duly authorised and empowered	)
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to validly execute this Agreement as a Deed	)
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in the presence of:	)
	)	/s/ Sergei Gutnik
	)	Witness signature
	)	Name:
	)	Address:
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Executed and delivered as a Deed by	)
	)	/s/ Marketa Stranska

for and on behalf of

Clouse S.A. in respect of its

Compartment 17

who are duly authorised and empowered
in accordance with the laws of

its jurisdiction of incorporation
to validly execute this Agreement as a Deed

)
	)	/s/ Alexandra Fantuz
	)	Authorised Signatory
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in the presence of:	)
	)	/s/ Sandra Bur
	)	Witness signature
	)	Name:
	)	Address:
	)	Occupation:
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